Company Contact:	Investor Relations Contact:
Ms. Melody Shi	Mr. Crocker Coulson
CFO	President
Shengtai Pharmaceutical, Inc.	CCG Elite Investor Relations
Tel: +1-949-468-7078	Tel: +1-646-213-1915 (NY Office)
E-mail: shengtaicfo@hotmail.com	E-mail: crocker.coulson@ccgir.com

FOR IMMEDIATE RELEASE

Shengtai Pharmaceutical, Inc. Appoints New CFO

Weifang, Shandong Province, China - May 1, 2008 - Shengtai Pharmaceutical, Inc. (OTC Bulletin Board: SGTI.OB) (“Shengtai Pharmaceutical” or “the Company”), a leading manufacturer and distributor in China of high-quality, pharmaceutical grade glucose products for the medical industry and glucose and starch products for food, beverage and industrial production, today announced the appointment of Ms. Melody Shi as its Chief Financial Officer effective April 30, 2008. Ms. Shi replaces Mr. Yizhao Zhang, who resigned effective April 30, 2008 for personal reasons.

Ms. Shi has 10 years’ working experience in the fields of financial control, auditing and business analysis in both China and the U.S. Since 2005, she has acted as audit manager for Kabani & Co. Inc., where she led the China practice which was responsible for auditing the financial results of more than 50 PRC companies that are public in the U.S. and reviewing related filings with the U.S. Securities and Exchange Commission. Prior to 2005, Ms. Shi served as controller at Aroa Marketing, channel program manager at Sun Microsystems and financial analyst at Hewlett Packard China. Ms. Shi holds an MBA from the University of California, Irvine and Bachelor’s degrees in Computer Science and International Trade and Business from Beijing Polytechnic University. Ms. Shi is a Certified Public Accountant and is fluent in English and Mandarin.

“I am very pleased to join Shengtai during this time of rapid growth and strong performance,” commented Ms. Shi. “I look forward to adding my experience and expertise to an already impressive management team.”

“We welcome Ms. Shi to our management team, and believe her expertise in financial reporting for U.S. listed Chinese companies will enhance our disclosure and improve our communication with our investors,” said Mr. Qingtai Liu, Shengtai Pharmaceutical’s Chairman and CEO.

About Shengtai Pharmaceutical, Inc.

Shengtai Pharmaceutical, Inc. through its wholly-owned subsidiary Shengtai Holding, Inc. (SHI), a New Jersey corporation, and the Chinese operating company Weifang Shengtai Pharmaceutical Co., Ltd., is a leading manufacturer and supplier of glucose products, which include pharmaceutical grade glucose used for medical purposes, and glucose and cornstarch products for the food and beverage industry and for industrial production in China. For more information about Shengtai Pharmaceutical, Inc. please visit http://www.shengtaipharmaceutical.com.

Safe Harbor Statement

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Certain statements in this press release and oral statements made by the Company, constitute forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. These statements include, without limitation, statements regarding our ability to prepare the company for growth and our ability to improve communication with investors and improve disclosure. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs but they involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, which may include, but are not limited to, such factors as unanticipated changes in product demand in the pharmaceutical industry, pricing and demand trends for the Company’s products, changes to government regulations, risk associated with operation of the Company’s new facilities, risk associated with large scale implementation of the Company’s business plan, the ability to attract new customers, the ability to increase its products’ applications, the cost of raw materials, downturns in the Chinese economy, and other information detailed from time to time in the Company's filings and future filings with the United States Securities and Exchange Commission. Investors are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. The forward-looking statements made herein speak only as of the date of this press release and the Company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the company’s expectations.

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